UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2021

STORE Capital Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-36739	45-2280254
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8377 East Hartford Drive, Suite 100

Scottsdale, AZ 85255

(Address of Principal Executive Offices, Including Zip Code)

(480) 256-1100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	STOR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On February 26, 2021, STORE Capital Corporation (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a shelf registration statement on Form S-3 (the “Shelf Registration Statement”), which became immediately effective upon filing and which replaced the Company’s previous shelf registration statement on Form S-3 (File No. 333-223206) filed with the SEC on February 26, 2018.

In connection with the filing of the Shelf Registration Statement, the Company also filed with the SEC a new prospectus supplement (the “Prospectus Supplement”), dated February 26, 2021, with respect to the Company’s existing “at the market” equity offering program (the “ATM Program”), pursuant to which the Company may issue and sell shares of its common stock having an aggregate offering price of up to $900,000,000, from time to time through each of Robert W. Baird & Co. Incorporated, Berenberg Capital Markets LLC, BMO Capital Markets Corp., BTIG, LLC, Capital One Securities, Inc., Citigroup Global Markets, Inc., Credit Suisse Securities (USA) LLC, Evercore Group L.L.C., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Jefferies LLC, KeyBanc Capital Markets, Inc., Morgan Stanley & Co., LLC, Raymond James & Associates, Inc., Regions Securities LLC, Truist Securities, Inc., and Wells Fargo Securities, LLC, as sales agents (collectively, the “Sales Agents”), pursuant to that certain Equity Distribution Agreement, dated November 6, 2020, among the Company and the Sales Agents. The Company has sold shares of common stock having an aggregate offering price of $113,015,095 under the ATM Program. Accordingly, as of the date of the Prospectus Supplement, shares of common stock having an aggregate offering price of up to $786,984,905 remain available for offer and sale under the ATM Program.

In connection with the filing of the Prospectus Supplement, the Company is filing as Exhibit 5.1 hereto the opinion of its counsel, DLA Piper LLP (US).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

5.1	Opinion of DLA Piper LLP (US) regarding legality of the shares

23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STORE Capital Corporation
Dated: February 26, 2021

	By:	/s/ Chad A. Freed
Chad A. Freed
Executive Vice President – General Counsel